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                                                                  Exhibit 10-j-8

                                 FIRST AMENDMENT
                               FINANCING AGREEMENT

      AGREEMENT dated as of November 6, 2002 among Conexant Systems, Inc., a Delaware corporation ("CONEXANT"), Skyworks Solutions, Inc., a Delaware corporation formerly known as Alpha Industries, Inc. ("SKYWORKS"), and the subsidiaries of Skyworks that are parties to the Financing Agreement referred to below ("SKYWORKS SUBSIDIARIES").

                             PRELIMINARY STATEMENTS

A. Conexant, Skyworks and the Skyworks Subsidiaries are parties to a Financing Agreement dated as of June 25, 2002 (the "FINANCING AGREEMENT").

B. Conexant and Skyworks are parties to a Refinancing Agreement dated as of November 6, 2002 (the "REFINANCING AGREEMENT").

C. The Refinancing Agreement provides for the Financing Agreement to be amended as set forth in this Agreement.

                                    SECTION 1
                      DEFINED TERMS; RULES OF CONSTRUCTION

1.1 DEFINED TERMS. In this Agreement, terms defined in the preamble, preliminary statements or other sections of this Agreement shall have the meanings set forth therein, and capitalized terms used but not otherwise defined in this Agreement which are defined in the Refinancing Agreement or the Financing Agreement shall have the meanings set forth in the Refinancing Agreement or the Financing Agreement.

1.2 RULES OF CONSTRUCTION. The rules of construction set forth in Exhibit A to the Financing Agreement shall apply to this Agreement.

                                    SECTION 2
                                   AMENDMENTS

2.1 COMMITMENT REDUCTION. Section 2.1.1.2 of the Financing Agreement is amended and restated to read in its entirety as follows:

          "2.1.1.2 COMMITMENT AMOUNT. The Commitment shall be $50,000,000, subject to reduction and termination as provided in Section 2.1.1.3 (the "COMMITMENT")."
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2.2       ACQUISITION NOTES.

          2.2.1 AMENDMENT OF SECTION 2.2. Section 2.2 of the Financing Agreement is amended and restated to read in its entirety as follows:

                    "2.2      INTERIM CONVERTIBLE NOTES. Each of the Interim
                    Convertible Notes issued pursuant to the Refinancing Agreement shall be:

                              2.2.1 an Alpha Note, an Alpha Obligation and a Note for all purposes of this Agreement;

                              2.2.2     entitled to the benefit of the
                                        guaranties set forth in Section 3 of
                                        this Agreement; and

                              2.2.3 an Obligation secured by the security interest granted in Section 4 of this Agreement and by each of the other Security Documents."

          2.2.2 REFERENCES TO ACQUISITION NOTES. Each reference in the Financing Agreement to "Acquisition Notes" shall be deleted.

2.3       MANDATORY PREPAYMENTS OF ACQUISITION NOTES. Sections 2.1.5.4 and
          2.1.5.5 of the Financing Agreement are amended and restated to read in their entirety as follows:

                     "2.1.5.4 MANDATORY PREPAYMENTS; RELEVANT TRANSACTIONS. In addition to any other mandatory prepayments or commitment reductions required pursuant to this Agreement, not later than one Business Day after Alpha receives any Net Cash Proceeds from any Relevant Transaction, Alpha shall apply all of the Net Cash Proceeds of such Relevant Transaction to prepay Revolving Loans then outstanding (whereupon the Commitment shall be reduced as provided in Section 2.1.1.3). Notwithstanding the foregoing, Alpha may retain that portion of the Net Cash Proceeds of such Relevant Transaction as may be required to assure that the amount of Available Cash is not less than $60,000,000; provided that nothing herein shall permit Alpha to retain any amount of Available Cash in excess of $60,000,000 after the Excess Cash Payment Date immediately following the receipt of such Net Cash Proceeds; and provided, that this Section shall not apply to the proceeds of the sale of Junior Notes which Skyworks is permitted to retain under Section 3.1 of the First Amendment."

                     "2.1.5.5 MANDATORY PREPAYMENTS; EXCESS CASH. In addition to any other mandatory prepayments or commitment reductions required pursuant to this Agreement, on each Excess Cash Payment Date following July 31, 2002, Alpha shall apply an amount equal to all Excess Cash to

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                     prepay Revolving Loans then outstanding (whereupon the
                     Commitment shall be reduced as provided in Section 2.1.1.3); and provided, that this Section shall not apply to the proceeds of the sale of Junior Notes which Skyworks is permitted to retain under Section 3.1 of the First Amendment."

2.4       DEFINED TERMS.

          2.4.1 AMENDMENT OF EXHIBIT A. Exhibit A of the Financing Agreement is amended as follows:

                    2.4.1.1   Each of the following defined terms is deleted:

                              2.4.1.1.1 Acquisition Notes

                              2.4.1.1.2 Eligible Receivables, including Schedule
                                        I

                              2.4.1.1.3 Reserve.

                    2.4.1.2 The term "Alpha Notes" is amended and restated to read in its entirety as follows:

                              "ALPHA NOTES" shall mean the Interim Convertible Notes.

                    2.4.1.3 The term "Commitment" is added in the appropriate alphabetical order and defined as follows:

                              "COMMITMENT" shall have the meaning set forth in
                              Section 2.1.1.2.

                    2.4.1.4 The term "Financing Documents" is amended and restated to read in its entirety as follows:

                              "FINANCING DOCUMENTS" shall mean this Agreement, the First Amendment, the Security Documents, any Financing Agreement Supplement, the Interim Convertible Notes, the Revolving Note, the Mexicali Note, the Closing Certificate, any Compliance Certificate, and any other document, instrument or certificate required by this Agreement or any Security Document to be delivered to Conexant by or on behalf of any Obligor, individually and collectively.

                    2.4.1.5 The term "First Amendment" is added in the appropriate alphabetical order and defined as follows:

                              "FIRST AMENDMENT" shall mean the First Amendment of Financing Agreement dated as of November 6, 2002.



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                    2.4.1.6   The term "Interim Convertible Note" is added in
                              the appropriate alphabetical order and defined as follows:

                              "INTERIM CONVERTIBLE NOTES" shall have the meaning set forth in the Refinancing Agreement.

                    2.4.1.7 The term "Junior Convertible Notes" is added in the appropriate alphabetical order and defined as follows:

                              "JUNIOR NOTES" shall have the meaning set forth in the Refinancing Agreement.

                    2.4.1.8 The term "Notes" is amended and restated to read in its entirely as follows:

                              "NOTES" shall mean the Interim Convertible Notes and the Revolving Note, if issued, individually and collectively.

                    2.4.1.9 The term "Refinancing Agreement" is added in the appropriate alphabetical order and defined as follows:

                              "REFINANCING AGREEMENT" shall mean the Refinancing Agreement dated as of November 6, 2002 by and among Conexant and Alpha.

                    2.4.1.10 The term "Senior Convertible Notes" is added in the appropriate alphabetical order and defined as follows:

                              "SENIOR CONVERTIBLE NOTES" shall have the meaning set forth in the Refinancing Agreement.

2.5       COVENANT AMENDMENTS.

          2.5.1 AMENDMENT OF SECTION 7.8. Section 7.8 of the Financing Agreement is amended by adding, at the end thereof, the following:

                    "(h) a sale and leaseback disposition of Skyworks' facilities located in Woburn, Massachusetts, Mexicali, Mexico and Newbury Park, California may be made where:

                              (1) the consideration received consists entirely of cash; and

                              (2) the Net Cash Proceeds of which (x) are at least equal to 75% of the book value of such assets, as shown on the

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                                        consolidated balance sheet of Alpha for
                                        the fiscal quarter ended immediately
                                        prior to such sale and leaseback
                                        disposition, and (y) are immediately
                                        applied solely to the prepayment of
                                        Revolving Loans, in accordance with
                                        Section 2.1.5.4, without regard to the
                                        amount of Available Cash at the time of
                                        such prepayment."

                    "(i) sales, leases, transfers or other dispositions of assets may be made where:

                              (i) the Net Cash Proceeds of any single sale, lease, transfer or other disposition, or any group of sales, leases, transfers or other dispositions which are consummated on the same day, are immediately applied solely to the prepayment of Revolving Loans in accordance with Section 2.1.5.4, without regard to the amount of Available Cash at the time of such prepayment, and after giving effect to such prepayment, the outstanding principal amount of the Revolving Loans and the amount of the Commitment are each less than $20 million."

          2.5.2 AMENDMENT OF SECTION 7.9. Section 7.9 of the Financing Agreement is amended by adding, at the end, the phrase " and
                    (iii) Liens securing the Senior Convertible Notes."

          2.5.3 AMENDMENT OF SECTION 7.12. Section 7.12(a) of the Financing Agreement is amended as follows:

                    2.5.2.1 by adding, at the end of clause (i), the phrase ", including the Interim Convertible Notes" and

                    2.5.2.2 by adding, at the end of clause (iv), the phrase ", and any Indebtedness of Alpha provided that all of the Net Cash Proceeds of that Indebtedness are immediately applied solely to prepay Revolving Loans in accordance with Section 2.1.5.4, without regard to the amount of Available Cash at the time of such prepayment, and after giving effect to such prepayment, the outstanding principal amount of the Revolving Loans and the amount of the Commitment are each less than $20 million" and

                    2.5.2.3 by adding, at the end of clause (xii), a new clause (xiii) as follows: "(xiii) Indebtedness under the Senior Convertible Notes".



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          2.5.4     BENEFIT OF GUARANTIES AND SECURITY. A new Section 9.17 is
                    added to the Financing Agreement and reads in its entirety as follows:

                    "9.17 BENEFIT OF GUARANTIES AND SECURITY. Each of the Interim Convertible Notes and the Senior Convertible Notes, for so long as they are held by, and, in the case of the Senior Convertible Notes, registered in the name of, Conexant, shall be entitled to the benefits of the Guaranties set forth in Section 3, the Security Interests set forth in Section 4 and the other Security Documents and are, for such purposes, Alpha Obligations, until such benefits are terminated in accordance with the provisions of this Agreement."

                                    SECTION 3

                                     WAIVERS

3.1 LIMITED WAIVER OF PREPAYMENT. Notwithstanding Section 2.1.5.4 of the Financing Agreement, Skyworks may retain Net Cash Proceeds from the sale of the Junior Notes in an aggregate amount equal to (x) $40,000,000 (or such lesser amount equal to the Net Cash Proceeds from the sale of Junior Notes retained by Skyworks after giving effect to the payments required to be made pursuant to
Section 2.1 of the Refinancing Agreement), plus (y) if (and only if) Net Cash Proceeds from the sale of the Junior Notes exceed $160,000,000 an amount equal to one half of the amount by which such Net Cash Proceeds exceed $160,000,000; provided that all other Net Cash Proceeds are applied as provided in Section 2.1 of the Refinancing Agreement.

3.2 MEXICALI EQUIPMENT. The existing Default under the Financing Agreement arising from the transfer of Equipment to the Mexicali facility from United States locations, as described in the letter dated October 30, 2002 addressed to Bala Iyer from Paul E. Vincent, is waived.

                                    SECTION 4

                         REPRESENTATIONS AND WARRANTIES

4.1 REFINANCING AGREEMENT. Each of the representations and warranties set forth in Section 5.2 of the Refinancing Agreement is true and correct as of the date hereof and is made by each of the Obligors, jointly and severally, as of the date hereof as if set forth verbatim in this Agreement.



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                                    SECTION 5

                              CONDITIONS PRECEDENT

5.1 CONDITIONS TO EFFECTIVENESS. This Agreement shall become effective on the date that each of the following conditions shall have been satisfied (or waived in accordance with Section 6.7):

          5.1.1 This Agreement shall have been signed by each of the parties hereto.

          5.1.2 Skyworks shall have received proceeds (without giving effect to any discounts or commissions required to be paid) of not less that $160 million pursuant to the sale of the Junior Notes on the terms and conditions set forth in the Junior Note Documentation.

          5.1.3 Skyworks shall have performed and complied with all of its covenants and agreements in the Refinancing Agreement required to be performed by Skyworks on or prior to the date that the conditions in Sections 5.1.1 and 5.1.2 have first been satisfied.

5.2 EFFECTIVENESS. Subject to Section 5.1, the provisions of this Agreement shall become effective as follows:

          5.2.1 Section 3.1 shall become effective immediately upon satisfaction of the conditions precedent in Section 5.1.

          5.2.2 Section 2 and the other provisions of this Agreement shall become effective only when the following additional conditions have been satisfied:

                    5.2.2.1 All Net Cash Proceeds from the sale of the Junior Notes, other than the amounts Skyworks is expressly permitted to retain pursuant to Section
                              3.1 of this Agreement, have been applied to the prepayment or repayment of principal of Acquisition Notes and Revolving Loans as provided in Section 2.1.5.4 of the Financing Agreement, prior to giving effect to Section 2 of this Agreement, and such prepayments or repayments of principal shall not be less than the amounts provided in Sections 2.1.1 and 2.1.2 of the Refinancing Agreement.

                    5.2.2.2 Skyworks shall have authorized, executed, issued and delivered to Conexant Interim Convertible Notes, dated the date hereof, in an aggregate principal amount equal to the aggregate principal amount of Acquisition Notes outstanding after giving effect to the prepayments required by
                              Section 5.2.2.1 of this Agreement and Section 2.1 of the Refinancing Agreement.



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                                    SECTION 6

                                  MISCELLANEOUS

6.1 NO WAIVER. The execution and delivery by Conexant of this Agreement shall not be deemed (i) to create a course of dealing or otherwise obligate Conexant to forbear or execute similar amendments or waivers under the same or similar circumstances in the future, or (ii) to amend, relinquish or impair any right of Conexant to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Agreement.

6.2 EFFECT ON FINANCING AGREEMENT. Except as herein modified or waived, all terms, covenants and provisions of the Financing Agreement are and shall remain in full force and effect and all references therein or in any other Financing Documents to the Financing Agreement shall henceforth refer to the Financing Agreement as modified by this Agreement. This Agreement shall be deemed incorporated into, and a part of, the Financing Agreement.

6.3 BINDING AGREEMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Agreement.

6.4 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the law of the State of New York.

6.5 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by Conexant of a facsimile transmitted document purportedly bearing the signature of any Obligor shall bind such Obligor, with the same force and effect as the delivery of a hard copy original. Any failure by Conexant to receive the hard copy executed original shall not diminish the binding effect of receipt of the facsimile transmitted copy of such document of the party whose hard copy page was not received by Conexant.

6.6 ENTIRE AGREEMENT. This Agreement, together with the Refinancing Agreement, the Financing Agreement and the other Financing Documents, and the Refinancing Documents contain the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Agreement supersedes all prior drafts and communications with respect thereto.



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6.7 AMENDMENTS AND WAIVERS. This Agreement may not be amended, modified or waived except in accordance with the provisions of Section 9.2 of the Financing Agreement.

6.8 SEVERABILITY. If any term or provision of this Agreement shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Agreement or any of the Financing Documents.

6.9 SECURITY AND GUARANTIES CONFIRMED AND EXTENDED. Each Obligor confirms that the Security Documents secure the Interim Convertible Notes and the Senior Convertible Notes (for so long as they are held by and, in the case of the Senior Convertible Notes, registered in the name of, Conexant) and all Obligations under the Financing Agreement as modified by this Agreement. Each Guarantor confirms that the benefit of such Guarantor's Guaranty applies to the Interim Convertible Notes and the Senior Convertible Notes (for so long as they are held by and, in the case of the Senior Convertible Notes, registered in the name of, Conexant) and all Obligations under the Financing Agreement as modified by this Agreement.



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          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                     CONEXANT SYSTEMS, INC.


                                     By:  /s/ Balakrishnan S. Iyer
                                          --------------------------------------
                                          Name:  Balakrishnan S. Iyer
                                          Title: Senior Vice President and
                                                 Chief Financial Officer

                                     SKYWORKS SOLUTIONS, INC.,
                                          as an Obligor

                                     By:  /s/ David J. Aldrich
                                          --------------------------------------
                                          Name:  David J. Aldrich
                                          Title: President and Chief
                                                 Executive Officer

                                     ALPHA INDUSTRIES LIMITED,
                                          as an Obligor

                                     By:  /s/ David J. Aldrich
                                          --------------------------------------
                                          Name:  David J. Aldrich
                                          Title:


                                     ALPHA SECURITIES CORPORATION,
                                          as an Obligor

                                     By:  /s/ David J. Aldrich
                                          --------------------------------------
                                          Name:  David J. Aldrich
                                          Title:


                                     TRANSTECH, INC.,
                                          as an Obligor

                                     By:  /s/ David J. Aldrich
                                          --------------------------------------
                                          Name:  David J. Aldrich
                                          Title:


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                                     AIMTA, INC.,
                                          as an Obligor

                                     By:  /s/ David J. Aldrich
                                          --------------------------------------
                                          Name:  David J. Aldrich
                                          Title:


                                     CFP HOLDING COMPANY, INC.,
                                          as an Obligor

                                     By:  /s/ David J. Aldrich
                                          --------------------------------------
                                          Name:  David J. Aldrich
                                          Title:


                                     4067959 CANADA, INC.,
                                          as an Obligor

                                     By:  /s/ David J. Aldrich
                                          --------------------------------------
                                          Name:  David J. Aldrich
                                          Title:

                                     By:  /s/ David J. Aldrich
                                          --------------------------------------
                                          Name:  David J. Aldrich
                                          Title:


                                     CONEXANT SYSTEMS, S.A. de C.V.,
                                          as an Obligor

                                     By:  /s/ David J. Aldrich
                                          --------------------------------------
                                          Name:  David J. Aldrich
                                          Title:


                                     LEADERCO JAPAN KK,
                                          as an Obligor

                                     By:  /s/ David J. Aldrich
                                          --------------------------------------
                                          Name:  David J. Aldrich
                                          Title:



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                                     LEADERCO WORLDWIDE, INC.,
                                          as an Obligor

                                     By:  /s/ David J. Aldrich
                                          --------------------------------------
                                          Name:  David J. Aldrich
                                          Title:



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